Synovus					Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)	2019	2018				First Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	'19 vs '18
						% Change

Interest income	$504,839	357,394	343,942	329,834	313,134	61.2%
Interest expense	107,664	59,461	52,323	45,257	38,850	177.1

Net interest income	397,175	297,933	291,619	284,577	274,284	44.8
Provision for loan losses	23,569	12,148	14,982	11,790	12,776	84.5

Net interest income after provision for loan losses	373,606	285,785	276,637	272,787	261,508	42.9

Non-interest income:
Service charges on deposit accounts	20,859	20,320	20,582	19,999	19,940	4.6
Fiduciary and asset management fees	13,578	13,805	13,462	13,983	13,435	1.1
Card fees	10,877	10,862	10,608	10,833	10,199	6.6
Brokerage revenue	9,406	9,643	9,329	8,900	8,695	8.2
Mortgage banking income	5,054	3,781	5,290	4,839	5,047	0.1
Income from bank-owned life insurance	5,290	3,682	3,771	3,733	4,217	25.4
Swap fee income	4,778	1,128	516	1,003	690	nm
Investment securities gains/(losses), net	75	—	—	(1,296)	—	nm
Increase/(decrease) in fair value of private equity investments, net	858	(2,084)	434	(37)	(3,056)	nm
Other non-interest income	8,603	6,854	7,676	11,430	7,879	9.2

Total non-interest income	79,378	67,991	71,668	73,387	67,046	18.4

Non-interest expense:
Salaries and other personnel expense	139,427	113,496	114,341	111,863	113,720	22.6
Net occupancy and equipment expense	38,394	34,260	32,088	32,654	31,480	22.0
Third-party processing expense	17,758	14,803	14,810	15,067	13,945	27.3
FDIC insurance and other regulatory fees	6,761	4,728	6,430	6,543	6,793	(0.5)
Professional fees	6,348	8,650	6,298	6,284	5,505	15.3
Advertising expense	5,123	6,834	3,735	5,220	5,092	0.6
Earnout liability adjustments	—	—	11,652	—	—	nm
Merger-related expense	49,738	3,381	6,684	—	—	nm
Amortization of intangibles	3,392	292	292	292	292	nm
Other operating expenses	25,469	23,478	23,967	26,134	18,352	38.8

Total non-interest expense	292,410	209,922	220,297	204,057	195,179	49.8

Income before income taxes	160,574	143,854	128,008	142,117	133,375	20.4
Income tax expense	40,388	38,784	18,949	30,936	30,209	33.7

Net income	120,186	105,070	109,059	111,181	103,166	16.5

Less: Preferred stock dividends and redemption charge	3,150	3,151	9,729	2,559	2,559	23.1

Net income available to common shareholders	$117,036	101,919	99,330	108,622	100,607	16.3

Net income per common share, basic	$0.73	0.88	0.85	0.92	0.85	(14.2)%

Net income per common share, diluted	0.72	0.87	0.84	0.91	0.84	(14.7)

Cash dividends declared per common share	0.30	0.25	0.25	0.25	0.25	20.0

Return on average assets *	1.06%	1.29	1.36	1.42	1.34	(28	)bps
Return on average common equity *	10.98	14.25	13.95	15.39	14.62	(364)

Weighted average common shares outstanding, basic	160,927	116,303	117,241	118,397	118,666	35.6%
Weighted average common shares outstanding, diluted	162,760	116,986	118,095	119,139	119,321	36.4

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2019	December 31, 2018	March 31, 2018

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$519,681	468,426	348,027
Interest-bearing funds with Federal Reserve Bank	688,470	641,476	636,947
Interest earning deposits with banks	24,147	19,841	16,851
Federal funds sold and securities purchased under resale agreements	33,627	13,821	57,192
Cash and cash equivalents	1,265,925	1,143,564	1,059,017

Mortgage loans held for sale, at fair value	55,970	37,129	50,439
Investment securities available for sale, at fair value	6,808,191	3,991,632	3,990,978

Loans	35,634,501	25,946,573	24,883,037
Allowance for loan losses	(257,036)	(250,555)	(257,764)
Loans, net	35,377,465	25,696,018	24,625,273

Cash surrender value of bank-owned life insurance	761,098	554,134	543,684
Premises and equipment, net	479,965	434,307	424,342
Goodwill	480,215	57,315	57,315
Other intangible assets	74,683	9,875	10,750
Other assets	1,300,832	745,218	739,230
Total assets	$46,604,344	32,669,192	31,501,028

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$9,144,315	7,650,967	7,381,070
Interest-bearing deposits	28,930,875	19,069,355	18,872,437

Total deposits	38,075,190	26,720,322	26,253,507

Federal funds purchased and securities sold under repurchase agreements	314,383	237,692	185,531
Other short-term borrowings	853,000	650,000	—
Long-term debt	2,106,037	1,657,157	1,856,392
Other liabilities	683,662	270,419	249,103
Total liabilities	42,032,272	29,535,590	28,544,533

Shareholders' equity:
Series C Preferred Stock - no par value; 5,200,000 outstanding at March 31, 2018	—	—	125,980
Series D Preferred Stock - no par value. Authorized 100,000,000 shares; 8,000,000 shares issued and outstanding at March 31, 2019 and December 31, 2018	195,140	195,140	—
Common stock - $1.00 par value. Authorized 342,857,143 shares; 165,929,349 issued at March 31, 2019, 143,300,449 issued at December 31, 2018, and 143,017,301 issued at March 31, 2018; 157,454,007 outstanding at March 31, 2019, 115,865,510 outstanding at December 31, 2018, and 118,702,497 outstanding at March 31, 2018	165,929	143,300	143,017
Additional paid-in capital	3,782,847	3,060,561	3,039,757
Treasury stock, at cost – 8,475,342 shares at March 31, 2019, 27,434,939 shares at December 31, 2018, and 24,314,804 shares at March 31, 2018	(319,898)	(1,014,746)	(866,407)
Accumulated other comprehensive loss, net	(18,342)	(94,420)	(107,777)
Retained earnings	766,396	843,767	621,925
Total shareholders’ equity	4,572,072	3,133,602	2,956,495
Total liabilities and shareholders' equity	$46,604,344	32,669,192	31,501,028

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2019	2018
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$6,515,561	4,073,685	4,061,239	4,077,564	4,097,162
Yield	3.05%	2.45	2.38	2.34	2.34
Tax-exempt investment securities(2)(4)	$20,638	—	89	115	140
Yield (taxable equivalent)	4.45%	—	5.91	6.87	6.57
Trading account assets(5)	$2,049	7,493	16,646	23,772	8,167
Yield	1.30%	1.90	2.52	2.79	2.66
Commercial loans(3)(4)	$26,140,672	19,150,252	19,025,830	18,857,271	18,963,515
Yield	5.16%	5.13	4.98	4.85	4.64
Consumer loans(3)	$9,180,679	6,476,026	6,298,643	6,092,899	5,899,015
Yield	5.10%	4.85	4.80	4.76	4.71
Allowance for loan losses	$(252,815)	(251,098)	(251,684)	(257,966)	(251,635)
Loans, net(3)	$35,068,536	25,375,180	25,072,789	24,692,204	24,610,895
Yield	5.17%	5.11	4.99	4.88	4.70
Mortgage loans held for sale	$34,913	36,477	49,030	50,366	38,360
Yield	4.48%	4.79	4.71	4.42	3.95
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$679,477	641,832	544,704	724,537	516,575
Yield	2.45%	2.20	1.90	1.77	1.48
Federal Home Loan Bank and Federal Reserve Bank Stock(5)	$211,408	162,369	163,568	165,845	177,381
Yield	4.82%	4.31	4.41	4.63	3.39
Total interest earning assets	$42,532,582	30,297,036	29,908,065	29,734,403	29,448,680
Yield	4.80%	4.69	4.58	4.47	4.31
Interest-Bearing Liabilities
Interest-bearing demand deposits	$6,393,304	4,692,804	4,701,204	5,001,826	5,032,000
Rate	0.68%	0.41	0.38	0.35	0.31
Money Market accounts	$10,244,556	8,050,732	7,936,621	7,791,107	7,561,554
Rate	1.18%	0.89	0.72	0.55	0.43
Savings deposits	$901,059	815,588	824,935	829,800	811,587
Rate	0.06%	0.04	0.03	0.03	0.03
Time deposits under $100,000	$2,238,568	1,242,811	1,205,987	1,161,890	1,143,780
Rate	1.24%	1.16	0.99	0.82	0.71
Time deposits over $100,000	$6,211,067	2,478,649	2,273,582	2,021,084	1,895,545
Rate	1.60%	1.67	1.46	1.22	1.02
Non-maturing brokered deposits	$937,629	349,480	358,277	262,976	424,118
Rate	2.60%	2.46	2.10	1.94	1.14
Brokered time deposits	$1,845,819	1,275,276	1,414,700	1,659,941	1,527,793
Rate	2.13%	2.03	1.94	1.85	1.75
Total interest-bearing deposits	$28,772,002	18,905,340	18,715,306	18,728,624	18,396,377
Rate	1.24%	0.96	0.83	0.70	0.58
Federal funds purchased and securities sold under repurchase agreements	$233,076	194,370	230,504	207,655	202,226
Rate	0.22%	0.18	0.25	0.35	0.21
Other short-term borrowings	$517,456	112,228	146,794	3,024	394,056
Rate	2.58%	2.51	2.12	2.84	1.52
Long-term debt	$1,983,910	1,657,022	1,656,743	1,852,094	1,733,938
Rate	3.33%	3.06	2.87	2.66	2.51
Total interest-bearing liabilities	$31,506,444	20,868,960	20,749,347	20,791,397	20,726,597
Rate	1.38%	1.12	0.99	0.87	0.76
Non-interest-bearing demand deposits	$9,054,949	8,014,761	7,672,006	7,539,451	7,391,695
Cost of funds	1.07%	0.81	0.73	0.64	0.56
Net interest margin	3.78%	3.92	3.89	3.86	3.78
Taxable equivalent adjustment	$630	181	136	120	116

(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Originated Loans	Total Acquired Loans (1)	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	March 31, 2019	March 31, 2019	March 31, 2019	December 31, 2018	% Change	March 31, 2018	% Change
Commercial, Financial, and Agricultural	$9,547,816	7,661,252	1,886,564	7,449,698	28.2%	$7,191,531	32.8%
Owner-Occupied	6,560,681	5,375,678	1,185,003	5,331,508	23.1	4,910,386	33.6
Total Commercial & Industrial	16,108,497	13,036,930	3,071,567	12,781,206	26.0	12,101,917	33.1

Multi-Family	2,077,666	1,242,076	835,590	1,208,033	72.0	1,479,573	40.4
Hotels	1,179,395	704,057	475,338	704,319	67.5	751,232	57.0
Office Buildings	2,211,901	1,498,491	713,410	1,451,048	52.4	1,464,473	51.0
Shopping Centers	1,654,531	870,231	784,300	808,540	104.6	782,580	111.4
Warehouses	771,007	585,699	185,308	627,353	22.9	583,645	32.1
Other Investment Property	1,022,280	820,391	201,889	761,658	34.2	557,547	83.4
Total Investment Properties	8,916,780	5,720,945	3,195,835	5,560,951	60.3	5,619,050	58.7

1-4 Family Construction	215,881	172,631	43,250	174,259	23.9	188,939	14.3
1-4 Family Investment Mortgage	549,120	485,168	63,952	505,611	8.6	569,965	(3.7)
Total 1-4 Family Properties	765,001	657,799	107,202	679,870	12.5	758,904	0.8

Commercial Development	149,944	70,576	79,368	60,675	147.1	65,371	129.4
Residential Development	211,501	116,942	94,559	93,166	127.0	104,137	103.1
Land Acquisition	219,146	155,669	63,477	169,829	29.0	288,265	(24.0)
Land and Development	580,591	343,187	237,404	323,670	79.4	457,773	26.8

Total Commercial Real Estate	10,262,372	6,721,931	3,540,441	6,564,491	56.3	6,835,727	50.1

Consumer Mortgages	5,390,821	3,044,207	2,346,614	2,934,235	83.7	2,663,371	102.4
Home Equity Lines	1,606,227	1,540,726	65,501	1,515,796	6.0	1,472,471	9.1
Credit Cards	252,762	252,762	—	258,245	(2.1)	226,713	11.5
Other Consumer Loans	2,037,477	2,023,693	13,784	1,916,743	6.3	1,606,799	26.8
Total Consumer	9,287,287	6,861,388	2,425,899	6,625,019	40.2	5,969,354	55.6

Unearned Income	(23,655)	(23,655)	—	(24,143)	(2.0)	(23,961)	(1.3)

Total	$35,634,501	26,596,594	9,037,907	25,946,573	37.3%	$24,883,037	43.2%

(1) Represents $9.29 billion (at fair value) of loans acquired from FCB, net of payments since acquisition date

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)	Total Non-performing Loans	Total Originated Non-performing Loans	Total Acquired Non-performing Loans(1) (2)	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year

Loan Type	March 31, 2019	March 31, 2019	March 31, 2019	December 31, 2018	% Change	March 31, 2018	% Change

Commercial, Financial, and Agricultural	$85,917	79,305	6,612	69,295	24.0%	$81,606	5.3%
Owner-Occupied	13,813	11,239	2,574	8,971	54.0	4,067	239.6
Total Commercial & Industrial	99,730	90,544	9,186	78,266	27.4	85,673	16.4

Multi-Family	1,503	—	1,503	237	534.2	1,028	46.2
Hotels	7,346	—	7,346	—	nm	—	nm
Office Buildings	221	112	109	165	33.9	1,272	(82.6)
Shopping Centers	676	614	62	89	659.6	89	659.6
Warehouses	—	—	—	—	-	—	-
Other Investment Property	—	—	—	1,890	nm	541	nm
Total Investment Properties	9,746	726	9,020	2,381	309.3	2,930	232.6

1-4 Family Construction	445	445	—	—	nm	—	nm
1-4 Family Investment Mortgage	1,522	1,277	245	2,381	(36.1)	2,634	(42.2)
Total 1-4 Family Properties	1,967	1,722	245	2,381	(17.4)	2,634	(25.3)

Commercial Development	46	46	—	93	(50.5)	44	4.5
Residential Development	1,569	1,569	—	1,444	8.7	3,219	(51.3)
Land Acquisition	1,035	1,035	—	1,416	(26.9)	1,311	(21.1)
Land and Development	2,650	2,650	—	2,953	(10.3)	4,574	(42.1)

Total Commercial Real Estate	14,363	5,098	9,265	7,715	86.2	10,138	41.7

Consumer Mortgages	11,556	6,856	4,700	4,949	133.5	7,708	49.9
Home Equity Lines	14,078	13,756	322	12,114	16.2	14,868	(5.3)
Other Consumer Loans	4,249	4,249	—	3,689	15.2	1,694	150.8
Total Consumer	29,883	24,861	5,022	20,752	44.0	24,270	23.1

Total	$143,976	120,503	23,473	106,733	34.9%	$120,081	19.9%

(1) Represents loans acquired from FCB and designated as non-accrual, net of payments since acquisition date
(2) For purposes of this table, March 31, 2019 non-performing loans exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2019	2018				First Quarter

	First	Fourth	Third	Second	First	'19 vs '18
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (1)	143,976	106,733	108,425	117,328	120,081	19.9%
Impaired Loans Held for Sale (2)	12	1,506	12	2,733	6,591	(99.8)%
Other Real Estate	11,329	6,220	8,542	6,288	4,496	152.0

Non-performing Assets (1)	155,317	114,459	116,979	126,349	131,168	18.4

Allowance for loan losses	257,036	250,555	241,450	251,725	257,764	(0.3)

Net Charge-Offs - Quarter	17,088	13,044	15,257	17,829	4,280
Net Charge-Offs / Average Loans - Quarter (3)	0.19%	0.20	0.24	0.29	0.07

Non-performing Loans / Loans (1)	0.40	0.41	0.42	0.47	0.48
Non-performing Assets / Loans, Impaired Loans Held for Sale, & ORE (1)	0.44	0.44	0.46	0.50	0.53
Allowance / Loans	0.72	0.97	0.98	1.00	1.04

Allowance / Non-performing Loans (1)	178.53	234.75	231.91	214.55	214.66
Allowance / Non-performing Loans excluding loans for which the expected loss has been charged off (1)	230.29	297.68	288.21	262.99	241.49

Past Due Loans over 90 days and Still Accruing (1)	$4,486	3,798	4,856	3,222	5,416	(17.2)
As a Percentage of Loans Outstanding	0.01%	0.01	0.02	0.01	0.02

Total Past Due Loans and Still Accruing (1)	$88,135	56,927	78,323	55,614	54,150	62.8
As a Percentage of Loans Outstanding	0.25%	0.22	0.31	0.22	0.22

Accruing Troubled Debt Restructurings (TDRs)	$112,205	115,588	114,740	125,310	129,394	(13.3)

(1) For purposes of this table, March 31, 2019 non-performing loans and past due loans over 90 days exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.

(2) Represent impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.

(3) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2019	December 31, 2018	March 31, 2018

Tier 1 Capital	$3,967,822	3,090,416	2,924,109
Total Risk-Based Capital	4,785,928	3,601,376	3,442,921
Common Equity Tier 1 Ratio (transitional)	9.44%	9.95	10.13
Common Equity Tier 1 Ratio (fully phased-in) (5)	9.41	9.92	10.03
Tier 1 Capital Ratio	9.93	10.61	10.53
Total Risk-Based Capital Ratio	11.98	12.37	12.39
Tier 1 Leverage Ratio	8.77	9.60	9.37
Common Equity as a Percentage of Total Assets (2)	9.39	8.99	8.98
Tangible Common Equity as a Percentage of Tangible Assets (3) (5)	8.30	8.81	8.79
Book Value Per Common Share (4)	$27.80	25.36	23.85
Tangible Book Value Per Common Share (3)	24.27	24.78	23.27

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.